UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

(Name of Registrant as Specified in Its Charter)
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360 Funds

IMS Capital Value Fund and IMS Strategic Income Fund

(the “Funds”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

September 15, 2025

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between 360 Funds (the “Trust”), on behalf of the Funds, and Pinnacle Wealth Advisors, Inc. (“Pinnacle”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement between the Fund and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that the current investment adviser previously waived or reimbursed under the current expense limitation agreement. Shareholders will vote on the Proposals at a Special Meeting to be held on September 30, 2025, at 10:00 a.m. Central Time at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

IMS Capital Management, Inc. (“IMS”) is the current investment adviser to the Funds under an investment advisory agreement between the Trust and IMS (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on or about September 30, 2025, because Pinnacle is acquiring IMS, resulting in a change in control that will result in the assignment of the Current Advisory Agreement under federal securities laws (the “Transaction”). The Transaction will have no bearing on the daily operations or management team of IMS, other than becoming a part of Pinnacle. On August 26, 2025, the Board unanimously approved a New Advisory Agreement and New ELA with Pinnacle, subject to shareholder approval. Also on August 26, 2025, the Board unanimously approved an interim investment advisory agreement between the Trust and Pinnacle, which will go into effect on the Transaction’s closing date (the “Closing Date”), if shareholders do not approve Proposal 1 on September 30, 2025, or the Special Meeting is adjourned to a later date. The New Advisory Agreement is identical to the Current Advisory Agreement, including the same management fee rate, except for the named investment adviser and commencement and renewal dates. To allow Pinnacle to serve as the Funds’ investment adviser without interruption, shareholders are asked to approve the New Advisory Agreement.

Regarding Proposal 2, Pinnacle has committed to continue the expense limitation arrangement with the Funds through at least October 31, 2027, but wants the ability to recoup previously waived fees and reimbursed expenses under the current expense limitation agreement between the Trust and IMS. Pinnacle believes this is appropriate since it is acquiring IMS’ assets and equity. The current expense limitation agreement will automatically terminate upon the assignment of the Current Advisory Agreement. If shareholders approve Proposal 1, but not Proposal 2, then the New Advisory Agreement will take effect along with the New ELA, but the New ELA will not allow for the recoupment of fee waivers or expense reimbursements paid under the prior expense limitation agreement.

The Board, including a majority of the Independent Trustees, voted unanimously to approve the proposals on behalf of the Funds and recommends that you approve it. The Board believes the proposals are in the Funds’ and their shareholders’ best interests.

You may vote before the meeting by mail, online, telephone, or in person at the meeting. It is essential to receive your vote. The Board encourages you to vote before September 30, 2025, by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of IMS, any of its affiliates, or our proxy solicitor, EQ Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ Randall K. Linscott
Randall K. Linscott
President
360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on September 30, 2025 (the “Meeting”)?

A.	At the Meeting, shareholders of the IMS Capital Value Fund and the IMS Strategic Income Fund (the “Funds”), each a series of 360 Funds (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and Pinnacle Wealth Advisors (“Pinnacle”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement (the “New ELA”), including Pinnacle’s ability to recoup amounts previously waived or reimbursed under the prior expense limitation agreement.

Q.	Why are shareholders being asked to approve the Proposals?

A.

IMS Capital Management, Inc. (“IMS”) is the current investment adviser to the Funds under an investment advisory agreement between the Trust and IMS (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on September 30, 2025, because IMS is being acquired by Pinnacle (the “Transaction”). The Transaction will have no bearing on the daily operations or management team of IMS, other than becoming a part of Pinnacle. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a “change in control” of an investment adviser and an “assignment” of the Current Advisory Agreement, causing it to terminate automatically. For the current portfolio management team to continue to provide investment management services to the Funds, the Funds are seeking shareholder approval as required by the 1940 Act.

In addition, Pinnacle has agreed to maintain the Funds’ expense limit through October 31, 2027. Under the New ELA, Pinnacle seeks to recoup previously waived fees and reimburse expenses paid under the current expense limitation agreement between the Trust and IMS. The current expense limitation agreement will also terminate automatically upon the assignment of the Current Advisory Agreement.

Q.	Has the Board approved the Proposals?

A.	At a meeting of the Board held on August 26, 2025, the Board unanimously approved the New Advisory Agreement and New ELA for the Funds, subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board believes that the Proposals are in the best interests of the Funds and their shareholders and recommends that you vote FOR them.

Q.	If the Current Advisory Agreement is expected to terminate on September 30, 2025, how will the Funds be managed if shareholders do not approve Proposal 1 on September 30, 2025?

A.	At the Board’s meeting held on August 26, 2025, the Board approved an interim investment advisory agreement (the “Interim Agreement”) with Pinnacle, which will take effect on the termination of the Current Advisory Agreement on the Transaction’s closing date (the “Closing Date”), expected to be on or about September 30, 2025. Under the Interim Agreement, Pinnacle will continue to provide advisory services to the Funds until the earlier of: (i) the date on which the Funds’ shareholders approve the New Advisory Agreement; or (ii) 150 days from the date of the Current Advisory Agreement’s termination. The Interim Agreement is identical in all material respects to the Current Advisory Agreement, except for differences reflecting the requirements of Rule 15a-4 of the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. Under Rule 15a-4 and the Interim Agreement, all management fees will be held in escrow pending the approval of the New Advisory Agreement. If shareholders approve the New Advisory Agreement, the escrowed management fees will be paid to Pinnacle, and the Interim Agreement will terminate.

Q.	Why is the Board recommending that shareholders approve the New Advisory Agreement?

A.	If shareholders of the Funds do not approve the New Advisory Agreement, Pinnacle cannot serve as the Funds’ investment adviser after the expiration of the Interim Advisory Agreement, and the Board will have to consider other alternatives for the Funds, including closing and liquidating them. To avoid interruption to the management and operations and additional costs to the Funds seeking alternatives, the Board recommends that shareholders approve Proposal 1.

Q.	How will the approval of the proposals affect the management and operations of the Funds?

A.

Under the New Advisory Agreement, the Funds’ portfolio management team, investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposals is not expected to affect the Funds’ management or operations substantially.

The IMS Capital Value Fund (the “Value Fund”) has submitted an amendment to its prospectus to adopt an 80% investment policy related to its investments in “value” securities, as required by recent amendments to the 1940 Act. These changes are unrelated to the New Advisory Agreement and the proposed transaction, and are meant to comply with the changes to the 1940 Act. Regardless of whether the transaction is completed or shareholders approve the New Advisory Agreement, the Value Fund expects these changes to take effect on or about October 28, 2025.

Q.	Will the New Advisory Agreement increase the management fee?

A.	Approving the New Advisory Agreement will not increase the advisory fees that the Funds pay Pinnacle. Currently, the Funds pay IMS a management fee of 1.21% for the IMS Capital Value Fund and 1.26% for the IMS Strategic Income Fund. The management fees paid to Pinnacle are the same as those under the New Advisory Agreement.

Q.	How will the approval of the proposals affect the Funds’ expenses?

A.	The approval of the New Advisory Agreement will not change the Funds’ expenses. Pinnacle has agreed to maintain the current expense limitation agreement with the Funds through October 31, 2027, but wants the ability to recoup previously waived fees and reimbursed expenses under the current expense limitation agreement between the Trust and IMS.

Q.	Who is paying the costs of this proxy solicitation?

A.	IMS is paying the cost of preparing, printing, and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, or in person. The costs associated with soliciting proxies are expected to be $55,000.

Q.	Are there any material differences between the Current and New Advisory Agreements?

A.	No. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the named investment adviser and commencement and renewal dates. We have attached the New Advisory Agreement to the proxy statement as Exhibit A. Shareholders are encouraged to read it.

Q.	Are there any material differences between the current expense limitation agreement and the New ELA?

A.	Yes. If shareholders approve, the New ELA will allow Pinnacle to recoup any fees and expenses IMS waived or reimbursed under the current expense limitation agreement. In other words, the amount that IMS could recover under the current expense limitation agreement will carry over to the New ELA. The differences between the current expense limitation agreement and the New ELA are discussed in the proxy statement. We attached the New ELA as Exhibit B to this proxy statement. Shareholders are encouraged to read it.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the Internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. The enclosed proxy card provides specific instructions for these voting options.

To access this Proxy Statement online, visit vote.proxyonline.com/imsfunds/docs/2025meeting.pdf.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the shareholder meeting date. Representatives of IMS, its affiliates, and EQ Fund Solutions, a firm authorized by IMS to assist in soliciting proxies, may be contacting you to urge you to vote on these important matters.

Q.	If I vote before the Meeting, can I change my vote?

A.	If you vote before the Meeting and later decide to change your vote or attend the Meeting, you may revoke your proxy and vote your shares again by proxy or in person at the Meeting. You may revoke your proxy at any time before the conclusion of the Meeting by (1) submitting a signed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.	If the Funds’ shareholders do not approve the New Advisory Agreement, the Board will consider other options, including re-soliciting the shareholders. As described more in the proxy statement, Pinnacle will serve as the Funds’ investment adviser under an Interim Advisory Agreement for the 150 days allowed under Rule 15a-4 under the 1940 Act, commencing on the Closing Date. The Transaction is expected to close on September 30, 2025, and the 150-day period will expire on February 27, 2026. Following the 150 days, if the Funds’ shareholders have not approved the New Advisory Agreement, Pinnacle cannot serve as investment adviser to the Funds. In such a case, the Board will consider further actions, including liquidating the Funds.

IMS Capital Value Fund and IMS Strategic Income Fund

(the “Funds”)

4300 Shawnee Parkway, Suite 100

Fairway, KS 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 30, 2025

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the Funds, each a series of the Trust, to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205, on September 30, 2025, at 10:00 a.m., Central Time, for the following purposes:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pinnacle Wealth Advisors, Inc. (“Pinnacle”), for the proposed investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.

To approve a new expense limitation agreement between the Funds and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that IMS Capital Management, Inc. previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board is soliciting your vote on behalf of the Board and the Funds. The Board has already approved the New Advisory Agreement, subject to shareholder approval. The Board determined that the proposals are in the best interests of the Funds and its shareholders and recommends that you vote FOR it. Shareholders of record at the close of business on August 26, 2025, are entitled to notice of and to vote at the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements. Additional matters would include only matters not anticipated as of the date of the enclosed Proxy Statement.

You may vote before the meeting by mail, online, telephone, or in person at the meeting. It is essential to receive your vote. The Board encourages you to vote before September 30, 2025, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Randall K. Linscott
Randall K. Linscott, President
September 15, 2025

IMS Capital Value Fund and IMS Strategic Income Fund

(the “Funds”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 30, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) on behalf of the IMS Capital Value Fund and IMS Strategic Income Fund (the “Funds”) for use at the special meeting of shareholders (the “Meeting”), to be held at the offices of the M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on September 30, 2025, at 10:00 a.m., Central Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement, and accompanying form of proxy will first be mailed to shareholders on or about September 15, 2025. Only shareholders of record at the close of business on August 26, 2025 (the “Record Date”), will be entitled to vote at the Meeting.

Pinnacle Wealth Advisors, Inc. (“Pinnacle”) is soliciting your vote on behalf of the Board and the Funds. The Shareholders of the Funds, as indicated below, are being asked to consider the following proposals:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pinnacle, the Fund’s proposed investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.

To approve a new expense limitation agreement between the Funds and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that IMS Capital Management, Inc. (“IMS”) previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Funds is required to approve the proposals. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Funds means the vote of (1) 67% or more of the voting shares of the Funds present at the Meeting, if the holders of more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Funds, whichever is less. The Board believes the proposals are in the Funds’ and its shareholders’ best interests and recommends that you vote FOR it.

You may vote before the Meeting by mail, online, by telephone, or in person at the Meeting. It is essential to receive your vote. The Board encourages you to vote before September 30, 2025, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

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Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at vote.proxyonline.com/imsfunds/docs/2025meeting.pdf.
The Funds’ annual and semi-annual reports are free, and they can be obtained by calling 877-244-6235.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND PINNACLE.

Summary of the Proposal

You are receiving this proxy statement because the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Funds, and IMS, the Funds’ current investment adviser, is expected to terminate due to the transaction described below. For Pinnacle to provide investment management services to the Funds, you are asked to approve a new investment advisory agreement between the Trust and Pinnacle (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase the management fees the Funds and their shareholders pay. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the named investment adviser and commencement and renewal dates. The effective date of the New Advisory Agreement will be the date that the Funds’ shareholders approve it.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in IMS’s ownership. The Current Advisory Agreement is expected to terminate on or about September 30, 2025, because Pinnacle is acquiring IMS, resulting in a change in control and assignment of the Current Advisory Agreement under federal securities laws (the “Transaction”).

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an investment company is presumed to control the company, and any transaction that results in a party acquiring more than a 25% interest is presumed to be a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between the investment adviser and a registered investment company to terminate automatically. The Board determined that the Transaction would result in a change of control of IMS. As a result, the Current Advisory Agreement is expected to terminate on or about September 30, 2025, the closing date of the transaction (the “Closing Date”). The Funds’ portfolio management team, investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposal is not expected to affect the management or operations of the Funds substantially.

In anticipation of the Transaction, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement on August 26, 2025, subject to shareholder approval. The New Advisory Agreement is materially identical to the Current Advisory Agreement, including the same management fee rate, except for the named investment adviser and commencement and renewal dates. The Board determined that the New Advisory Agreement was in the best interest of the Funds and its shareholders because it would allow the current portfolio managers to continue providing services to the Funds with no fee increase. The Board now recommends that the shareholders of the Funds also approve the New Advisory Agreement. The Board also considered that it would comply with Section 15(f) of the 1940 Act, which is discussed in further detail below, and that no “unfair burden” would be imposed on the Funds because of the Transaction.

The Board, including the Independent Trustees, also approved an interim investment advisory agreement between Pinnacle and the Trust (the “Interim Agreement”), which will go into effect on the Closing Date if shareholders do not approve Proposal 1 on September 30, 2025. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement with an adviser to manage a fund in case of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement. The period will expire on February 27, 2026.

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For the Funds, the Interim Agreement approved by the Board is materially identical to the New Advisory Agreement and the Current Advisory Agreement, except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Therefore, the Interim Agreement can only remain in effect for up to 150 days, and

•	the compensation under the agreement is no greater than the compensation the adviser would have received under the previous contract;
•	such compensation will be held in an interest-bearing escrow account at the Funds’ custodian or a bank pending shareholder approval of the New Advisory Agreement.

If a majority of shareholders approve the New Advisory Agreement on September 30, 2025, the Interim Agreement will not go into effect. If a majority of shareholders approve the New Advisory Agreement after September 30, 2025, then Pinnacle will receive the entire amount in the escrow account (including interest earned) and the Interim Agreement will terminate. If a majority of shareholders do not approve the New Advisory Agreement by the end of the 150 days, Pinnacle will receive for its services during the interim period the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). Pinnacle’s compensation under the Interim Agreement is the same as that under the Current Advisory Agreement.

The change of control will not result in any personnel change in the management and investment teams serving the Funds. The Funds’ investment objective, strategies, risks, and fundamental policies will remain the same. Accordingly, the approval of the Proposal is not expected to affect the Funds’ management or operations.

If the Funds’ shareholders do not approve the New Advisory Agreement, the Board will consider other options, including re-soliciting the shareholders. Under Rule 15a-4, if shareholders do not approve the New Advisory Agreement by February 27, 2026, Pinnacle cannot serve as investment adviser to the Funds. In such a case, the Board will consider further actions, including liquidating the Funds.

The New Advisory Agreement

At a meeting on August 26, 2025 (the “Board Meeting”), the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates.

Current Advisory Agreement. Under the terms of the Current Advisory Agreement, IMS is entitled to receive a monthly investment advisory fee computed at the annual rate of 1.21% for the IMS Capital Value Fund and 1.26% for the IMS Strategic Income Fund’s average daily net assets. As the investment adviser to the Funds, subject to the Board’s supervision, IMS continuously reviews, supervises, and administers the Funds’ investment program. IMS also ensures compliance with the Fund’s investment policies and guidelines. The Board last approved the Current Advisory Agreement on April 23, 2025. During the fiscal year ended June 30, 2025, the Funds paid IMS aggregate advisory fees of $647,440 after waiving $123,728.

New Advisory Agreement. Under the terms of the New Advisory Agreement, Pinnacle is entitled to receive a monthly investment advisory fee computed at the annual rate of 1.21% for the IMS Capital Value Fund and 1.26% for the IMS Strategic Income Fund’s average daily net assets. The New Advisory Agreement has an initial term of two years. It renews yearly after that, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the Funds’ outstanding shares. Like the Current Advisory, the New Advisory Agreement

•	will automatically terminate on assignment and is terminable upon notice by the Funds.
•	can be terminated on at least 60 days’ notice to the Funds.
•	can be amended by the parties to it (which include Pinnacle and the Trust), provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Funds.

The New Advisory Agreement provides that Pinnacle will not be subject to any liability concerning the performance of its services thereunder without willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The New Advisory Agreement is attached as Exhibit A; you should read it because the description in this Proxy Statement of the New Advisory Agreement is only a summary.

If approved by shareholders, the effective date of the New Advisory Agreement will be the day after the Closing Date, which is expected to be September 30, 2025, or the date on which shareholders approve the New Advisory Agreement, if such approval occurs after September 30, 2025. If shareholders do not approve the New Advisory Agreement before February 27, 2026, the Board will consider other options, including closing and liquidating the Funds.

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Information Concerning Pinnacle

Pinnacle is organized as an Oregon corporation and became a registered investment adviser with the Securities and Exchange Commission (the “SEC”) on June 7, 2019. Pinnacle’s principal place of business is 9200 SE Sunnybrook Boulevard, Suite 170, Clackamas, OR 97015. The names, titles, addresses, and principal occupation of the principal executive officers and directors of Pinnacle are set forth below.

Name and Address*:	Title and Principal Occupation:
Aaron Christopherson	Director and President, Managing Partner
Randy Gay	Director and Vice President
Brian Timm	Director and Chief Compliance Officer

* The address for each officer is 9200 SE Sunnybrook Boulevard, Suite 170, Clackamas, OR 97015.

The names, addresses, and percent of ownership of Pinnacle’s shareholders who beneficially own 10% or more of Pinnacle’s outstanding voting shares are set forth below.

Name	Address	% of Outstanding Voting Shares
Aaron Christopherson	8341 Greylock Dr., Fort Worth, TX 76137	59%
Randy Gay	12602 SE Blaine Dr., Clackamas, OR 97015	31%

Evaluation by the Board of Trustees

At the Board Meeting, the Board approved the Interim Agreement and New Advisory Agreement after considering various factors and reviewing written materials provided by Pinnacle. The Board’s deliberations and the information on which its conclusions were based are summarized below.

Trust Counsel reviewed a memorandum with the Board that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement. He also discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the New Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by Pinnacle; (ii) the investment performance of the Funds and Pinnacle; (iii) the costs of the services to be provided and profits to be realized by Pinnacle from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Pinnacle’s practices regarding possible conflicts of interest (collectively, the “Material Factors”).

In assessing these factors and reaching its decisions, the Board considered information furnished by Pinnacle at the Board Meeting and information provided by IMS throughout the year at Board meetings, including at the April Board meeting during IMS’ last 15(c) renewal.  The Board requested and was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and thier shareholders by Pinnacle; (ii) quarterly assessments of the investment performance of the Funds from the portfolio management team; (iii) periodic commentary on the Funds’ performance; (iv) presentations about Pinnacle’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and Pinnacle; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Trust Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Adviosry Agreement, including the Material Factors set forth above.

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The Board also requested and recieved various informational materials including, without limitation: (i) documents about Pinnacle, including its financial condition, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) the benefits to be realized by Pinnacle from its relationship with the Funds.  In addition, the Board had an extensive discussion with Pinnacle regarding the matters discussed below.

The Board did not identify any particular information that was most relevant to its consideration of approving the New Advisory Agreement, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

1.             The nature, extent, and quality of Pinnacle’s services.

The Board considered Pinnacle’s contractual duties and responsibilities and its services to the Funds, including, without limitation, Pinnacle’s processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets, and assist in the distribution of each Fund’s shares. The Board noted that each Fund’s investment objective, strategy, and portfolio manager would remain the same, and the transaction would have minimal impact on the portfolio management process. The Board considered Pinnacle’s personnel and operating methods, succession plans, the education and experience of its staff, and its compliance program. The Board noted that all of the current investment adviser’s staff would join Pinnacle, which would adopt the current investment adviser’s portfolio management, operational, and compliance procedures related to the Funds. The Board also considered Pinnacle’s commitment to dedicating appropriate resources to support the Funds’ operations, if needed. Overall, the Board noted that the services provided by Pinnacle to the Funds under the New Advisory Agreement are expected to be the same as under the Current Advisory Agreement. After reviewing the preceding and further information from Pinnacle, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser were satisfactory and adequate for the Funds.

2.             Investment Performance of the Funds.

The Board considered that the portfolio management team of the Funds under the Current Advisory Agreement has been with the Funds since August 2018 and will continue to manage the Funds once the transaction occurs. The Board compared the short- and long-term performance of each Fund with the performance of its benchmark, comparable funds with similar objectives and size managed by other investment advisers (its “peer group”), and comparable funds of different sizes but with similar objectives (its “category”).

Relative to its benchmark, the S&P 500® Index, the Value Fund outperformed for the three-year period and underperformed for the year-to-date, five, and ten-year periods. The Value Fund outperformed its peer group during the three-year period and outperformed most of its peers' results for the year-to-date, five, and ten-year periods, each ending July 31, 2025. Relative to its category averages, the Value Fund overperformed for the year-to-date but underperformed in all other periods.

For the Income Fund, the Board noted that relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond® Index, it had overperformed for the year-to-date, three, and five-year periods but lagged for the ten-year period. Relative to its peers, the Income Fund had underperformed for the ten-year period and had mixed performance for the year-to-date, three, and five-year periods, each ending July 31, 2025. Relative to its category, the Income Fund underperformed the category average for all periods.

It was also noted that Pinnacle has no separate accounts or institutional clients that utilize strategies similar to each Fund’s strategy. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

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3.             The costs of services to be provided and profits to be realized by Pinnacle from its relationship with the Funds.

The Board considered Pinnacle’s staffing, personnel, and methods, Pinnacle’s financial condition and commitment to the Funds, and its asset levels and overall expenses.  The Board considered Pinnacle’s financial statements and the financial stability and productivity of the firm. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to their category averages and medians, each as of August 21, 2025. The Board noted that each Fund’s management fee and net expense ratios were above their respective category average and median but substantially below the maximum and, therefore, within a reasonable range in their category.

The Trustees recognized that the Funds are substantially smaller than most of their category constituents, which affects the net expense ratios of the Funds and Pinnacle’s ability to provide breakpoints in its management fee. The Trustees noted that regarding the Funds, Pinnacle has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit its annual operating expenses (with industry-standard exceptions) to not more than 1.95% through October 31, 2027. The Board also noted that while Pinnacle will realize a profit for managing the Funds, the amount was reasonable and within a range that would have reflected an arm’s length negotiation.

The Board then reviewed Pinnacle’s estimated profitability analysis for the Funds. The Board determined that the advisory fee, which would not change because of the transaction, was within an acceptable range considering the services to be rendered by Pinnacle. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the management fee and Pinnacle’s projected profitability were fair and reasonable.

4.             The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ proposed fee arrangements with Pinnacle.  The Trustees determined that although the management fee would stay the same as asset levels increased, the Funds’ shareholders would benefit from the expense limitation arrangement.  The Board noted that while a breakpoint schedule in the New Advisory Agreement would be beneficial, such a feature only has benefits if the Funds’ assets were enough to realize the effect of the breakpoint.  The Trustees further noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with Pinnacle.  The Board also noted that the Funds were at such levels that the expense limitation arrangement benefits the Funds’ shareholders. The Board considered Pinnacle’s request to recoup previously waived fees or reimbursed expenses under the Current Expense Limitation Agreement. The Board determined that, given the continuity of management and neutral economic impact on shareholders, the proposal should be submitted to them for approval. Following further discussion of the Funds’ asset levels, expectations for growth, and proposed fees, the Board determined that the Funds’ fee arrangements, considering all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

5.             Possible conflicts of interest and benefits derived by Pinnacle.

The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Funds, the fact that Pinnacle may utilize soft dollars, the basis of decisions to buy or sell securities for the Funds, and the substance and administration of Pinnacle’s code of ethics. Based on the preceding, the Board determined that Pinnacle’s standards and practices for identifying and mitigating possible conflicts of interest were satisfactory.

Regarding Pinnacle’s potential conflicts of interest, the Board considered (i) the experience and ability of the advisory and compliance personnel assigned to the Funds; and (ii) the substance and administration of Pinnacle’s code of ethics and other relevant policies described in its compliance manual and Form ADV. It also considered the results of the Adviser’s most recent SEC’s examination, which did not reveal any material deficiencies or control weaknesses. The Board, including the Independent Trustees, determined that the Adviser’s compliance policies and operational controls were reasonably designed to eliminate or mitigate these conflicts of interest.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the numerous factors. The Board reached the following conclusions regarding the New Advisory Agreement, among others: (a) Pinnacle demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (b) Pinnacle maintains an appropriate compliance program; and (c) each Fund’s advisory fee is reasonable considering Pinnacle’s proposed services. Based on their conclusions, the Board, including the Independent Trustees, determined that approval of the New Advisory Agreement is in the best interests of each Fund and its future shareholders.

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Legal Analysis

Section 15(f) provides that, when a change in the control of an investment adviser results in an assignment of the investment advisory agreement, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(i)	For three years immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. Currently, 75% of the Trustees are not interested persons, as defined by the 1940 Act, of IMS or Pinnacle, and the Trust contemplates that it will maintain this composition for at least three years from the date of the Transaction; and
(ii)	(ii) No “unfair burden” may be imposed on the investment company because of the transaction, or any express or implied terms, conditions, or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two years after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

IMS, Pinnacle, and their affiliated persons will not receive any compensation from the investment company under the Transaction except for bona fide investment advisory or other services. In connection with Proposal 2, shareholders are being asked to approve Pinnacle’s ability to recoup fees previously waived by IMS under the current expense limitation agreement. The Board has determined that this recoupment provision is consistent with Section 15(f) for the following reasons:

•	Compensation for Bona Fide Investment Advisory Services: The fees subject to recoupment represent compensation for bona fide investment advisory services previously provided to the Funds. Under the current Expense Limitation Agreement, IMS contractually earned these advisory fees when providing investment management services but voluntarily waived collection to maintain the Funds' expense limitation at 1.95%. The same portfolio management team and operational staff who provided these historical services will continue providing identical services to the Funds under the New Advisory Agreement.
•	Service Continuity and Personnel Transfer: As part of the acquisition, all of IMS’s investment advisory personnel, including portfolio managers, analysts, and operational staff, are transferring to Pinnacle. This ensures continuity in the provision of investment advisory services to the Funds. The recoupment right reflects compensation for advisory services provided by the same individuals who will continue serving the Funds under Pinnacle’s management.
•	Continued Expense Protection: Pinnacle has agreed to maintain the same 1.95% expense limitation that was in place when IMS initially waived the fees. Any recoupment can only occur if Fund expenses remain below this limitation, ensuring shareholders maintain the same expense protection they received when the fees were waived initially.

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The Board, including the Independent Trustees, determined that the recoupment provision does not impose an unfair burden on the Funds because: (1) it maintains the same expense limitation protection for shareholders; (2) it represents collection of fees earned for advisory services provided by personnel who continue serving the Funds; and (3) it is subject to the same regulatory protections and Board oversight that applied under the current arrangement with IMS.

As an additional safeguard, the Board is seeking explicit shareholder approval of the recoupment provision through Proposal 2. This allows shareholders to approve the New Advisory Agreement (Proposal 1) while separately considering whether to permit the recoupment arrangement. As a result, shareholders can approve Proposal 1 and reject Proposal 2, without impacting the continuity of services to the Funds.

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST and PINNACLE, INCLUDING PINNACLE’S ABILITY TO RECOUP AMOUNTS THAT IMS PREVIOUSLY WAIVED OR REIMBURSED UNDER THE CURRENT EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

Also at the Board Meeting, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Funds, and Pinnacle. The New ELA will replace the current expense limitation agreement (the “Current ELA”), which will terminate upon the assignment of the Current Advisory Agreement. Under the New ELA, Pinnacle has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, acquired fund fees and expenses, brokerage commissions, taxes, borrowing costs such as interest dividend expenses on short sales, acquired fund fees and expenses, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) to not more than 1.95% of the average daily net assets for each Fund through at least October 31, 2027. Subject to approval by the Funds’ Board, any waiver or reimbursement under the New ELA is subject to repayment by the Funds within three years from the date when such waiver or reimbursement occurred, if the Funds can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before October 31, 2027, without the Board’s approval.

Additionally, Pinnacle is asking shareholders to allow it to recoup amounts that were waived or reimbursed by IMS before the Transaction under the Current ELA between the Trust and IMS. Generally, the recoupment provision would allow Pinnacle to recover amounts that it waived or reimbursed if the Fund’s net expenses are below the expense limit of 1.95%. Pinnacle could not recover any amounts that would increase the Fund’s expenses beyond 1.95%. The recoverable amounts expire three years after the fee waiver or expense reimbursement. If shareholders do not approve the recoupment provision, then any amounts waived or reimbursed before October 1, 2025, would expire.

Shareholders should note that if they approve the recoupment provision and Pinnacle recovers the previously waived or reimbursed amounts, then net expenses of the Funds would be higher during the recoupment period. But the total net expenses would not rise above the 1.95% limit and the shareholders would be in the same position that they would have been in under the prior expense limitation agreement with IMS.

A description of the differences between the prior expense limitation agreement and the New ELA is included below. The New ELA is attached hereto as Exhibit B, and the Current ELA is attached as Exhibit C. The effective date of the New ELA is expected to be the date that shareholders approve it.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the Board only. The Board approved the New ELA and Pinnacle’s ability to recoup previously waived fees and reimbursed expenses so long shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryover, then Pinnacle and the Trust will enter into a new expense limitation agreement that does not include the carryover.

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Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, Pinnacle has agreed to maintain this arrangement, but is requesting that shareholders grant Pinnacle the right to recover the waived fees and reimbursed expenses of IMS. The following table sets forth the amounts recoverable under such arrangements as of June 30, 2025.

Fund	Recoverable Reimbursement and Expiration Dates
	2026	2027	2028
IMS Capital Value Fund	$0	$0	$0
IMS Strategic Income Fund	$143,567	$123,337	$123,728

* Previously waived fees or reimbursed expenses expire three years from the date when such waiver or reimbursement occurred.

Pinnacle believes that allowing it to carry over these amounts is fair and equitable, given the similarities in ownership and operations of IMS and Pinnacle. The Board considered the matter at the Board Meeting and determined that the request should be submitted to shareholders for their consideration.

Information on the New ELA

Under the Current ELA, IMS contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, acquired fund fees and expenses, brokerage commissions, taxes, borrowing costs such as interest dividend expenses on short sales, acquired fund fees and expenses, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) from exceeding 1.95% of the average daily net assets of each Fund through October 31, 2026. Each waiver or reimbursement of an expense by IMS is subject to repayment by the Funds within three years following the date such waiver or reimbursement was made, provided that the Funds can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Pinnacle has agreed to maintain this arrangement, but is requesting that shareholders grant Pinnacle the right to recoup the waived fees and reimbursed expenses of IMS under the prior expense limitation agreement.

Comparison of the Prior Expense Limitation Agreement and the New ELA

At the Board Meeting, the Board, including all the Independent Trustees, unanimously approved the New ELA. While the New ELA does not require shareholder approval, the ability to recoup fee waivers and expense reimbursement made under the Current ELA is subject to shareholder approval. A general discussion of the differences between the New ELA and the Current ELA is described below. Additionally, below is a summary of certain material terms of the New ELA. The New ELA is attached as Exhibit B. The Current ELA is attached as Exhibit C.

The only difference between the New ELA and the Current ELA is that the New ELA will allow Pinnacle to recoup any fees that were waived or expenses that IMS reimbursed under the Current ELA. In other words, the amounts that IMS could have recovered under the Current ELA will carry over to the New ELA.

Under the terms of the New ELA, Pinnacle has agreed to limit Fund Operating Expenses to 1.95% for each Fund. Pinnacle has contractually agreed to maintain these expense limits through October 31, 2027. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is October 1, 2025, but Pinnacle’s ability to recoup fee waivers and expense reimbursement under the prior expense limitation agreement will not take effect until shareholders approve the New ELA. If shareholders do not approve the New ELA, Pinnacle and the Board will enter into a new expense limitation agreement that does not include the carryover. If shareholders do not approve the New Advisory Agreement in Proposal 1, then the New ELA will terminate at the expiration of the Interim Agreement.

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PROPOSAL 3: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no intention of bringing any other matter before the Meeting other than the matters described herein or in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters other than those presented.  If any other business properly comes before the Meeting, the proxy holders intend to vote thereon per their best judgment.

The Trust’s Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote “for” proposals 1 and 2.

OPERATION OF THE FUNDS

The Funds are each a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the Funds’ business activities and the other Trust series. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust retains IMS as an investment adviser to the Funds. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the Funds’ administrator, transfer agent, and accounting agent. Huntington National Bank, 41 South High Street, Columbus, OH 43215, is the custodian of the Funds’ assets. Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the Funds’ shares. No changes are being made to the service providers because of this Meeting.

THE PROXY

The Board is soliciting your vote on behalf of the Funds so each shareholder can vote on the proposals at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted on at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Funds will be voted to approve the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the proxy holders on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 6,156,831 shares of beneficial interest of the IMS Capital Value Fund were issued and outstanding and 1,380,217 shares of beneficial interest of the IMS Strategic Income Fund were issued and outstanding.

Shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting. Each shareholder of the Funds is entitled to one vote per share held, and fractional votes for fractional shares held on any matter concerning the Funds submitted to a vote at the Meeting.

Required Vote for the Proposals. Approval of the Proposals requires the affirmative vote of a majority of the outstanding voting securities of each Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of each Fund present or represented by proxy at the Meeting if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (ii) more than 50% of the total number of outstanding shares of each Fund.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposals. A proxy concerning shares held in the name of two or more persons is valid. It will be counted if executed by any of them unless, at or before its use, the Funds receive written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Funds. You may change your vote by submitting a subsequently executed and dated proxy card, authorizing your proxy by internet on a later date, or attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of each Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Funds at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions have the effect of counting as a vote against the Reorganization. The shares of a beneficial owner for which a broker, bank, or other nominee does not receive voting instructions and is not permitted to exercise discretion will not count toward the quorum.

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As the Proposals are classified as non-routine, brokers, banks, and other nominees cannot vote shares on these proposals without specific instructions from the beneficial owners. Consequently, shares represented by proxies returned without instructions will not be considered present at the Meeting and will not be voted. Shareholders are, therefore, strongly encouraged to vote their shares to ensure their participation in the decision-making process regarding the Proposals. The proposals’ outcomes will be determined by the votes cast by the shareholders present in person or by proxy at the Meeting.

Solicitation of Proxies. The Funds have engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $55,000 plus out-of-pocket expenses; IMS agreed to pay these proxy solicitation expenses. Under this arrangement, EQ Fund Solutions and IMS will contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person by representatives of the Funds, certain employees of IMS, which will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Funds or IMS. Telephonic or electronically transmitted instructions from shareholders of the Funds may obtain authorization to permit IMS to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Funds believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Funds, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote online, follow the instructions on the website using the enclosed proxy card.

Shareholders of the Funds are entitled to cast one vote for each share owned on the Record Date and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and Officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Funds.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Funds:

IMS Capital Value Fund

Institutional Class shares

Name and Address of Principal Holder	Shares	Percentage Owned of Record

NFS LLC 200 Liberty Street New York, NY 10281	552,331	40.02%
Charles Schwab and Co Inc. 101 Montgomery Street San Francisco, CA 94104	543,061	39.35%

IMS Strategic Income Fund

Institutional Class shares

Name and Address of Principal Holder	Shares	Percentage Owned of Record

NFS LLC 200 Liberty Street New York, NY 10281	2,329,806	37.84%
Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	3,424,027	55.61%

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Funds.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board or any or all the Independent Trustees and forwarded to the Secretary of the Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

IMS bears the costs and expenses incurred in preparing and soliciting proxies. In addition to soliciting proxies by mail, IMS may solicit proxies in person or by telephone. The costs associated with soliciting proxies are expected to be $55,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

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OTHER MATTERS

The Board is unaware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 30, 2025: The notice of Meeting and proxy statement are available at vote.proxyonline.com/imsfunds/docs/2025meeting/pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

1.	INVESTMENT ADVISORY AGREEMENT

This Agreement is entered into by 360 Funds, a Delaware statutory trust (the “Trust”) on behalf of the series listed on Exhibit A hereto (each, a“Fund”), and Pinnacle Wealth Advisors, Inc., an Oregon corporation (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated each Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) as of the date of this Agreement, and engages in the business of asset management;

WHEREAS, the Board has been advised that for at least three years after the closing of the transaction, at least 75% of the directors of the Trust cannot be “interested persons” of Pinnacle within the meaning of Section 2(a)(19) of the 1940 Act;

WHEREAS, the Board has reviewed the terms of the transaction, including that Pinnacle will retain the current portfolio managers and operations related ot the Funds’ management;

WHEREAS, the Board finds that the advisory fee rates and expense limitation arrangements under the New Advisory Agreement are the same as those under the current agreement; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to each Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.                  Obligations of the Investment Adviser

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust, concerning each Fund listed on Exhibit A:

(1)	manage the investment and reinvestment of the assets of the Fund;
(2)	continuously review, supervise, and administer the investment program of the Fund;
(3)	determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) concerning the Fund;
(4)	provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement, which the Trust and the Fund are required to maintain; and
(5)	render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the oversight of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as outlined in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Adviser or such other parties as the Adviser may determine from time to time.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Funds under this Agreement shall be the property of the Trust and the Funds, and, upon request therefor, the Adviser shall surrender to the Trust and the Funds such of the books and records so requested.

2.	Fund Transactions

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund. For brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which combines price, quality of execution, and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Adviser to each Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Trust’s officers and trustees such information relating to portfolio transactions as they may reasonably request.

3.	Compensation of the Adviser

Each Fund will pay the Adviser an investment advisory fee (the “Fee”), expressed as an annualized rate, as set forth in Exhibit A. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five days after such calculation.

4.	Status of Investment Adviser

The services of the Adviser to the Trust and each Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	Permissible Interests

Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise. The Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.	Limits of Liability of Adviser, Indemnification

The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty concerning the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Fund will indemnify the Adviser against and hold it harmless from any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable because of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable because of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by the Adviser in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Adviser shall provide the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. Any amounts payable by a Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

7.	Term. This Agreement will become effective upon its approval by the Funds’ shareholders at a special meeting called for that purpose, and shall remain in effect for an initial term of two years from that date. Thereafter, it will continue for annual terms so long as such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) and any other requirements under the 1940 Act; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice of a decision to terminate this Agreement, either concerning the entire Agreement or any Fund listed on Exhibit A, by (i) a majority of the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the respective Fund(s);

(b) the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust and the respective Fund(s);

(c) the Agreement shall immediately terminate in the event of its “assignment” (as that term is defined by the 1940 Act and t’he rules thereunder); and

(d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.	Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities; provided, however, that this Agreement may be amended by the Trust and the Adviser to add new series or modify Exhibit A, consistent with Section 7 above.

9.	Applicable Law

This Agreement shall be construed following, and governed by, the laws of the State of Delaware.

10.	Representations, Warranties and Covenants

(a) Adviser. The Adviser hereby represents, warrants and covenants to the Trust as follows: (i) the Adviser is a corporation duly organized and in good standing under the laws of the State of Oregon and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; (ii) the Adviser is, as of the date of this Agreement, registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement; and (iii) the Adviser has provided the Trust with all material information necessary to approve this Agreement and to prepare the registration statement and other documents for the Fund, that such information is accurate and complete, and the Adviser agrees that it will continue to provide the Trust with such accurate and complete information throughout the Term of this Agreement. In addition, the Adviser agrees to promptly provide the Trust with notice, as well as any related documentation reasonably requested by the Trust, upon:

	(1)	any material change in the Adviser’s business or financial condition;
	(2)	any event or occurrence known to the Adviser that would make information previously provided by the Adviser to the Trust untrue, whether such information was provided in connection with preparation of the Trust’s registration statement or otherwise;
	(3)	the Adviser’s receipt of any deficiency letter, comment letter, or notice of any investigation from any regulator or other governmental authority to which the Adviser is subject;
	(4)	any regulatory or civil lawsuits involving the Adviser alleging breach of fiduciary duty; or
	(5)	any final judgments or settlements involving the Adviser and its provision of investment advisory services.
(b)	Trust. The Trust hereby represents, warrants and covenants to the Adviser as follows:
	(1)	the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;
	(2)	the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act;
	(3)	shares of each Trust are registered for offer and sale to the public under the 1933 Act; and
	(4)	such registrations will be kept in effect during the term of this Agreement.

11.	Structure of Agreement

The Trust is entering into this Agreement solely on behalf of each Fund set forth on Exhibit A, and (a) no breach of any term of this Agreement concerning any Fund shall create a right or obligation concerning any series of the Trust other than such Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to any Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the respective Fund.

12.	Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and, to this extent, the provisions of this Agreement shall be deemed severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

	2. 360 FUNDS 3.		PINNACLE WEALTH ADVISORS, INC.

By:		By:
Name:	Randall Linscott	Name:
Title:	President	Title:

EXHIBIT A

Name of Fund	Annualized Investment Advisory Fee
IMS Capital Value Fund (IMSCX)	1.21%

IMS Strategic Income Fund (IMSIX)	1.26%

A-1

EXHIBIT B

EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement (the “Agreement”) is made by and between Pinnacle Wealth Advisors, Inc., an Oregon corporation (the “Adviser”) and 360 Funds (the “Trust”), on behalf of the Trust’s series (each a “Fund,” and collectively, the “Funds”) listed on Schedule A.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Adviser is the successor to the Funds’ previous investment adviser, IMS Capital Inc. (the “Predecessor Adviser”) following an acquisition that occurred on September 30, 2025 (the “Closing Date”), that resulted in an assignment and termination of the Predecessor Adviser’s Investment Advisory Agreement (the “Predecessor Advisory Agreement”) and Expense Limitation Agreement (the “Predecessor ELA” and together with the Predecessor Advisory Agreement, the “Predecessor Agreements”).

WHEREAS, the Trust and the Adviser have entered into a new Investment Advisory Agreement, which is subject to shareholder approval (the “New Advisory Agreement”), and an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”), which will take effect if shareholders do not approve the New Advisory Agreement before the Closing Date (the “Interim Advisory Agreement”). Under both agreements, the Adviser provides investment management services to each Fund for compensation based on the value of the Fund’s average daily net assets; and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to enter into a new Expense Limitation Agreement that maintains each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in the Predecessor ELA and in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1.      Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized following generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (collectively, “Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.
b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit for each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.
c.	Method of Computation. To determine the Adviser’s liability for the Excess Amount, each month, the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to each appropriate Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.
d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party so that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds for the previous fiscal year shall equal the Excess Amount.

B-1

2.	Reimbursement of Fee Waivers and Expense Reimbursements.
a.	Recoupment. If, during any fiscal month in which the New Advisory Agreement or Interim Advisor Agreement is in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit, the Adviser shall be entitled to recoup, in whole or in part as provided below, the investment advisory fees waived or reduced and other payments reimbursed by the Adviser or the Predecessor Adviser under Section 1 of this Agreement or the Predecessor ELA. The total amount of recoupment to which the Adviser may be entitled (“Recoupment Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser or the Predecessor Adviser and all other payments reimbursed by the Adviser to the Fund, under Section 1 of this Agreement or the Predecessor ELA, during any of the previous three years, less any reimbursement previously paid by such Fund to the Adviser or Predecessor Adviser under Section 2.a of this Agreement or the Predecessor ELA. The Recoupment Amount shall not include any additional charges or fees, including, for example, interest accruing on the Recoupment Amount. To the extent any recoupment is made under this Section 2.a, such recoupment shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place for each class of a Fund at the time the Adviser or its predecessor waived or reduced its advisory fees or reimbursed other expenses.
b.	Method of Computation. To determine each Fund’s accrual (for each class), if any, to reimburse the Adviser for the Recoupment Amount, each month, the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, each class shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Recoupment Amount. For accounting purposes, amounts accrued under this Section 2 shall be a liability of the Fund to determine the Fund’s net asset value.
c.	Payment and Year-End Adjustment. Amounts accrued under this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party so that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments during such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.
a.	This Agreement shall take effect upon the Closing Date and continue until such date as noted on Schedule A. Thereafter, the Agreement shall continue for successive one-year periods provided that a party can terminate it, without payment of any penalty, upon 90 days’ prior written notice to the other party at its principal place of business; and further provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trust’s independent trustees or by a vote of a majority of the outstanding voting securities of the Trust.

B-2

4.	Miscellaneous.
a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of Delaware. The Agreement and Declaration of Trust and bylaws describe in detail the responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.
d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on Schedule A, as attached hereto.

360 Funds
On behalf of the Funds noted on Schedule A

By:
Name:	Randall K. Linscott
Title:	President

Pinnacle Wealth Advisors, Inc.

By:
Name:
Title:

B-3

SCHEDULE A

EXPENSE LIMITATION AGREEMENT

between

360 Funds

and

Pinnacle Wealth Advisors, Inc.

Fund	Maximum Annual Operating Expense Limit	Expiration Date
IMS Capital Value Fund	1.95%	October 31, 2027
IMS Strategic Income Fund	1.95%	October 31, 2027

B-4

EXHIBIT C

CURRENT EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement, dated August 17, 2023, is made by and between IMS Capital Management, Inc., an Oregon corporation (the “Adviser”) and 360 Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the Trust in Schedule A (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement, dated June 20, 2014 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund; and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

5.	Expense Limitation.
a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, taxes, borrowing costs such as interest, dividend expenses on short sales, Acquired Fund Fees and Expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.
b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit for each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.
c.	Method of Computation. To determine the Adviser’s liability for the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to each appropriate Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.
d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

C-1

6.	Reimbursement of Fee Waivers and Expense Reimbursements.
a.	Recoupment. If, during any fiscal month in which the Advisory Agreement is in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit, the Adviser shall be entitled to recoup, in whole or in part as provided below, the investment advisory fees waived or reduced and other payments reimbursed by the Adviser pursuant to Section 1 of this Agreement (“Deferred Fees”). The total amount of recoupment to which the Adviser may be entitled (“Recoupment Amount”) shall equal, at any time, the sum of all Deferred Fees during the previous 36 months, less any recoupment previously paid by such Fund to the Adviser pursuant to this Section 2.a. The Recoupment Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Recoupment Amount. To the extent any recoupment is made pursuant to this Section 2.a, such recoupment shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place for each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimbursed other expenses.
b.	Method of Computation. To determine each Fund’s accrual (for each class), if any, to reimburse the Adviser for the Recoupment Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, each class shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Recoupment Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.
c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.
7.	Term and Termination of Agreement.

This Agreement with respect to the Funds shall continue in effect until the applicable termination date listed in Schedule A and annually thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Independent Trustees”). Nevertheless, this Agreement may be terminated at the end of the then-current term by either party upon 90 days’ written notice before the end of the then-current term; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. Any termination pursuant to this Section 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement. The Agreement will terminate automatically as to a Fund, if the New Advisory Agreement with respect to a Fund is terminated. Upon the termination of this Agreement for any reason, the Adviser acknowledges and agrees that (i) it remains liable for all fee waivers and expense reimbursement obligations pursuant to Section 1 hereof that accrued before the termination of this Agreement and (ii) the obligations under Section 2 hereof shall cease and terminate as to a Fund if the entire Agreement is terminated, and if the entire Agreement is not terminated, as to a Fund with respect to which the Agreement is terminated.

C-2

8.	Miscellaneous.
a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.
d.	Enforceability. Any term or provision of this Agreement that is deemed invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on Schedule A as attached hereto.

360 Funds Trust

On behalf of the Funds noted on Schedule A to this Agreement

By:	/s/ Randall K. Linscott
Name:	Randall K. Linscott
Title:	President

IMS Capital Management, Inc.

By:	/s/ Carl Marker
Name:	Carl Marker
Title:	Chief Executive Officer

By:	/s/ Adam Gladstone
Name:	Adam Gladstone
Title:	Director of Operations and Trading

C-3

SCHEDULE A

AMENDED EXPENSE LIMITATION AGREEMENT

between

360 FUNDS TRUST

and

IMS Capital Management, Inc.

Fund	Maximum Annual Operating Expense Limit	Expiration Date
IMS Capital Value Fund	1.95%	October 31, 2026
IMS Strategic Income Fund	1.95%	October 31, 2026

C-4

IMS Capital Management, Inc.
Building Wealth Wisely®

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below, or use your smart camera to scan the QR code on the left

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-967-4614 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **12345678910**

IMS Capital Value Fund

A SERIES OF 360 FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2025

The undersigned, revoking prior proxies, hereby appoints Randy Linscott, Richard Yates, and Tim Easton, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of IMS Capital Value Fund (the “Fund”) to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on September 30, 2025 at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-4614. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 30, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/imsfunds/docs/2025meeting.pdf

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pinnacle Wealth Advisors, Inc. (“Pinnacle”), for the proposed investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.	○	○	○
2.	To approve a new expense limitation agreement between the Funds and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that IMS Capital Management, Inc. previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.	○	○	○
3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING

IMS Capital Management, Inc.
Building Wealth Wisely®

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below, or use your smart camera to scan the QR code on the left

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-967-4614 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **12345678910**

IMS Strategic Income Fund

A SERIES OF 360 FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2025

The undersigned, revoking prior proxies, hereby appoints Randy Linscott, Richard Yates, and Tim Easton, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of IMS Strategic Income Fund (the “Fund”) to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on September 30, 2025 at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-4614. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 30, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/imsfunds/docs/2025meeting.pdf

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pinnacle Wealth Advisors, Inc. (“Pinnacle”), for the proposed investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.	○	○	○
2.	To approve a new expense limitation agreement between the Funds and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that IMS Capital Management, Inc. previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.	○	○	○
3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING